Exhibit 99.3

Tower Financial Corporation
Consolidated Balance Sheets
At December 31, 2009 and December 31, 2008

	(unaudited)	(unaudited)
	December 31	December 31
	2009	2008
ASSETS
Cash and due from banks	$19,861,434	$19,418,905
Short-term investments and interest-earning deposits	1,259,197	9,525,414
Federal funds sold	3,543,678	2,632,054
Total cash and cash equivalents	24,664,309	31,576,373

Securities available for sale, at fair value	85,179,160	77,792,255
Securities held to maturity, at cost	4,495,977	-
FHLBI and FRB stock	4,250,800	4,032,446
Loans Held for Sale	3,842,089	151,614

Loans	527,333,461	561,011,675
Allowance for loan losses	(11,598,389)	(10,654,879)
Net loans	515,735,072	550,356,796

Premises and equipment, net	8,011,574	8,010,596
Accrued interest receivable	2,439,859	2,615,260
Bank Owned Life Insurance	13,046,573	12,589,699
Other Real Estate Owned	4,634,089	2,660,310
Prepaid FDIC Insurance	4,614,072	-
Other assets	9,137,426	6,798,774

Total assets	$680,051,000	$696,584,123

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$95,027,233	$82,107,483
Interest-bearing	473,353,118	504,129,631
Total deposits	568,380,351	586,237,114

Short-term Borrowings	-	-
Federal Home Loan Bank advances	43,200,000	39,200,000
Junior subordinated debt	17,527,000	17,527,000
Accrued interest payable	480,885	658,956
Other liabilities	3,634,713	3,342,913
Total liabilities	633,222,949	646,965,983

STOCKHOLDERS' EQUITY
Preferred stock, no par value, 4,000,000 shares authorized; 18,300 shares issued and outstanding	1,788,000	-
Common stock and paid-in-capital, no par value, 6,000,000 shares authorized; 4,155,432 and 4,149,432 shares issued; and 4,090,432 and 4,084,432 shares outstanding at December 31, 2009 and December 31, 2008	39,835,648	39,766,742
Treasury stock, at cost, 65,000 shares at December 31, 2009 and December 31, 2008	(884,376)	(884,376)
Retained earnings	5,178,750	10,895,724
Accumulated other comprehensive income (loss), net of tax of $468,803 at December 31, 2009 and ($82,399) at December 31, 2008	910,029	(159,950)
Total stockholders' equity	46,828,051	49,618,140

Total liabilities and stockholders' equity	$680,051,000	$696,584,123

Tower Financial Corporation
Consolidated Statements of Operations
For the twelve and three months ended December 31, 2009 and 2008
(unaudited)

	For the Three Months Ended December 31		For the Twelve Months Ended December 31
	2009	2008	2009	2008
Interest income:
Loans, including fees	$6,928,347	$7,888,824	$28,035,871	$33,808,068
Securities - taxable	825,731	731,589	3,066,247	2,728,861
Securities - tax exempt	241,174	225,584	951,942	883,645
Other interest income	1,859	5,904	13,363	337,828
Total interest income	7,997,111	8,851,901	32,067,423	37,758,402
Interest expense:
Deposits	2,176,852	3,091,860	10,315,149	14,489,483
Fed Funds Purchased	83	1,432	1,656	4,208
FHLB advances	158,026	304,143	801,803	1,161,902
Trust preferred securities	281,648	281,649	1,128,017	1,129,440
Total interest expense	2,616,609	3,679,084	12,246,625	16,785,033

Net interest income	5,380,502	5,172,817	19,820,798	20,973,369
Provision for loan losses	1,230,000	1,225,000	10,735,000	4,399,000

Net interest income after provision for loan losses	4,150,502	3,947,817	9,085,798	16,574,369

Noninterest income:
Trust and brokerage fees	880,841	749,710	3,373,635	3,519,425
Service charges	294,468	280,479	1,121,446	1,204,019
Loan broker fees	173,148	65,989	725,699	258,934
Gain/(Loss) on sale of securities	54,220	-	264,112	65,841
Impairment on AFS securities	(225,770)	-	(750,770)	-
Other fees	312,829	285,203	1,353,710	1,254,626
Total noninterest income	1,489,736	1,381,381	6,087,832	6,302,845

Noninterest expense:
Salaries and benefits	2,927,892	2,509,009	10,947,014	11,460,652
Occupancy and equipment	735,483	765,296	2,905,929	2,974,697
Marketing	85,330	146,060	451,862	651,423
Data processing	293,199	303,147	1,172,625	1,050,275
Loan and professional costs	508,825	356,300	1,649,511	1,312,956
Office supplies and postage	90,681	114,054	348,230	402,485
Courier service	58,973	67,713	236,928	297,106
Business Development	101,879	170,558	456,483	639,707
Communication Expense	49,935	108,558	181,393	351,137
FDIC Insurance Premiums	529,651	149,272	1,845,587	697,063
Costs and valuation expenses of other real estate owned	609,282	122,325	1,724,626	(82,945)
Other expense	251,160	33,801	1,241,141	1,233,545
Total noninterest expense	6,242,290	4,846,093	23,161,329	20,988,101

Income/(loss) before income taxes/(benefit)	(602,052)	483,105	(7,987,699)	1,889,113
Income taxes expense/(benefit)	707,513	476	(2,272,304)	23,004

Net income/(loss)	$(1,309,565)	$482,629	$(5,715,395)	$1,866,109
Less: Preferred Stock Dividends	-	-	1,579	-
Net income/(loss) available to common shareholders	$(1,309,565)	$482,629	$(5,716,974)	$1,866,109

Basic earnings/(loss) per common share	$(0.32)	$0.12	$(1.40)	$0.46
Diluted earnings/(loss) per common share	$(0.32)	$0.12	$(1.40)	$0.46
Average common shares outstanding	4,090,432	4,084,432	4,090,432	4,070,311
Average common shares and dilutive potential common shares outstanding	4,090,432	4,086,757	4,090,432	4,074,053

Dividends declared per common share	$-	$-	$-	$0.044

Tower Financial Corporation
Consolidated Financial Highlights

(unaudited)

	Quarterly								Year-To-Date
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
($ in thousands except for share data)	2009	2009	2009	2009	2008	2008	2008	2008	2009	2008

EARNINGS
Net interest income	$5,381	5,077	4,822	4,541	5,172	5,426	5,295	5,080	19,821	15,801
Provision for loan loss	$1,230	1,995	6,550	960	1,225	1,999	875	300	10,735	3,174
NonInterest income	$1,490	1,210	1,599	1,789	1,381	1,812	1,469	1,641	6,088	4,922
NonInterest expense	$6,242	5,468	6,458	4,993	4,846	5,043	5,620	5,479	23,161	16,142
Net income/(loss)	$(1,310)	(721)	(4,095)	410	506	330	342	711	(5,716)	1,383
Basic earnings per share	$(0.32)	(0.18)	(1.00)	0.10	0.12	0.08	0.08	0.18	(1.40)	0.34
Diluted earnings per share	$(0.32)	(0.18)	(1.00)	0.10	0.12	0.08	0.08	0.17	(1.40)	0.33
Average shares outstanding	4,090,432	4,090,432	4,090,432	4,090,365	4,075,696	4,084,432	4,078,934	4,062,145	4,090,432	4,084,432
Average diluted shares outstanding	4,090,432	4,090,432	4,090,432	4,090,365	4,079,438	4,086,757	4,081,245	4,088,684	4,090,432	4,086,757

PERFORMANCE RATIOS
Return on average assets *	-0.77%	-0.42%	-2.32%	0.24%	0.29%	0.19%	0.20%	0.41%	-0.83%	0.20%
Return on average common equity *	-10.71%	-6.13%	-32.65%	3.33%	4.15%	2.69%	2.79%	5.91%	-11.70%	2.83%
Net interest margin (fully-tax equivalent) *	3.47%	3.24%	3.02%	2.85%	3.28%	3.43%	3.36%	3.15%	3.15%	3.31%
Efficiency ratio	90.85%	86.97%	100.58%	78.88%	73.95%	69.67%	83.09%	81.52%	89.39%	77.89%
Full-time equivalent employees	146.25	159.25	172.75	176.50	173.75	176.50	181.25	184.25	146.25	176.50

CAPITAL
Equity to assets	6.89%	7.14%	6.70%	7.03%	7.12%	6.96%	7.01%	7.15%	6.89%	6.96%
Regulatory leverage ratio	9.03%	9.04%	8.56%	9.52%	9.69%	9.62%	9.52%	9.33%	9.03%	9.62%
Tier 1 capital ratio	10.87%	11.00%	10.38%	11.47%	11.66%	11.69%	11.55%	11.35%	10.87%	11.69%
Total risk-based capital ratio	12.43%	12.53%	11.96%	12.77%	12.99%	13.04%	12.92%	12.51%	12.43%	13.04%
Book value per share	$11.01	11.87	11.24	12.29	12.15	11.86	11.92	12.18	11.01	11.86
Cash dividend per share	$0.000	0.000	0.000	0.000	0.00	0.00	0.00	0.044	0.000	0.000

ASSET QUALITY
Net charge-offs	$4,537	2,045	3,092	117	(27)	1,570	936	(527)	9,791	1,979
Net charge-offs to average loans *	3.38%	1.49%	2.21%	0.08%	-0.02%	1.13%	0.67%	-0.37%	1.78%	0.47%
Allowance for loan losses	$11,598	14,905	14,105	11,498	10,655	9,278	8,974	9,035	11,598	9,278
Allowance for loan losses to total loans	2.20%	2.78%	2.53%	2.06%	1.90%	1.67%	1.62%	1.61%	2.20%	1.67%
Other real estate owned (OREO)	$4,634	3,990	4,060	5,080	2,660	2,432	2,500	1,527	4,634	2,432
Non-accrual Loans	$13,466	20,219	19,016	11,708	15,675	17,066	19,412	19,726	13,466	17,066
90+ Day delinquencies	$561	1,477	2,509	1,304	1,020	982	1,840	547	561	982
Restructured Loans	$1,915	163	184	191	198	366	624	633	1,915	366
Total Nonperforming Loans	15,942	21,859	21,709	13,203	16,893	18,414	21,876	20,906	15,942	18,414
Total Nonperforming Assets	20,576	25,849	25,769	18,283	19,553	20,846	24,376	22,433	20,576	20,846
NPLs to Total loans	3.02%	4.08%	3.89%	2.37%	3.01%	3.32%	3.95%	3.72%	3.02%	3.32%
NPAs (w/o 90+) to Total assets	2.94%	3.59%	3.39%	2.37%	2.66%	2.85%	3.24%	3.17%	2.94%	2.85%
NPAs+90 to Total assets	3.03%	3.80%	3.75%	2.55%	2.81%	2.99%	3.51%	3.25%	3.03%	2.99%

END OF PERIOD BALANCES
Total assets	$680,051	679,394	686,307	715,634	696,584	696,061	695,427	691,208	680,051	696,061
Total earning assets	$629,904	633,742	651,946	681,688	655,145	658,963	648,345	653,906	629,904	658,963
Total loans	$527,333	536,074	557,530	558,148	561,012	554,760	553,843	562,235	527,333	554,760
Total deposits	$568,380	592,731	594,594	618,705	586,237	573,221	600,118	587,735	568,380	573,221
Stockholders' equity	$46,828	48,541	45,962	50,280	49,618	48,449	48,753	49,405	46,828	48,449

AVERAGE BALANCES
Total assets	$678,445	686,752	708,282	696,431	684,669	682,958	685,547	701,423	692,478	689,975
Total earning assets	$628,983	636,503	657,539	662,712	642,213	642,852	646,745	663,522	645,421	651,306
Total loans	$532,627	542,921	561,828	559,607	555,558	551,407	562,165	570,010	549,242	561,205
Total deposits	$581,018	597,792	612,649	598,807	566,193	580,589	580,563	607,402	597,566	589,517
Stockholders' equity	$48,507	46,678	50,303	49,942	48,540	48,875	49,252	48,427	48,858	49,057

* annualized for quarterly data